UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	January 1, 2012 — December 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|12

Annual report

Putnam VT Absolute Return 500 Fund®

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

With the uncertainty around the U.S. “fiscal cliff” diminished, investors now have some measure of clarity heading into 2013. Of course, challenges remain, including the upcoming debate over the debt ceiling at the end of March. Still, the significant risks — the fiscal cliff, a “hard landing” in China, and the dissolution of the European Union — have abated in the past few months.

Clarity and greater certainty are positive developments for investors. Markets worldwide are starting to recognize that macroeconomic data are beginning to stabilize and even exhibit nascent signs of growth. As the investment climate slowly improves, it is important for you to rely on the expertise of your financial advisor, who can help you work toward your financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 12/31/12)

Investment objective

To earn a positive total return that exceeds the rate of inflation by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions

Net asset value December 31, 2012

Class IA: $10.07	Class IB: $10.03

Total return at net asset value

			BofA Merrill
			Lynch U.S.	Barclays U.S.
(as of	Class IA	Class IB	Treasury Bill	Aggregate	S&P 500
12/31/12)	shares*	shares*	Index	Bond Index	Index

1 year	4.57%	4.37%	0.12%	4.22%	16.00%

Life	0.70	0.30	0.18	10.51	8.62
Annualized	0.42	0.18	0.11	6.18	5.08

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: May 2, 2011.

BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

S&P 500 Index is an unmanaged index of common stock performance.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are represented as a percentage of the fund’s net assets as of 12/31/12. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% of net assets because the table includes the notional value of derivatives (the economic value for purposes of calculating period payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Putnam VT Absolute Return 500 Fund 1

Report from your fund’s management

What was the market environment like for the year ended December 31, 2012?

For most of 2012, the investment environment was overshadowed by three major macroeconomic risks: the ongoing sovereign debt crisis in the eurozone, fears of a potential “hard landing” as the Chinese economy slowed, and concerns about a possible double-dip recession in the United States if serious fiscal policy issues were not adequately addressed. Global equity and fixed-income markets seesawed in rhythm with the ebb and flow of headline news on these macroeconomic risks. Markets faced significant headwinds at various times and benefited from more optimism when these risk factors showed signs of improvement. By the final quarter of 2012, with investors beginning to feel more hopeful that these macroeconomic risks were abating, most global asset classes were producing positive results for the full year.

How did Putnam VT Absolute Return 500 Fund® perform in these conditions?

In spite of ongoing volatility across the world’s capital markets, we had positive results from many of our strategies. The fund’s class IA shares produced a solid return for the one-year period, finishing well ahead of the marginally positive return of the BofA Merrill Lynch U.S. Treasury Bill Index.

What contributed to the fund’s performance?

We viewed the past year’s investment environment as an appropriate opportunity for taking moderately more risk, so we increased our overall exposure to the general upward movement in such risk assets, primarily in equities and high-yield bonds. In our absolute return approach, this meant taking risk with strategies seeking to limit potential volatility in those exposures while also participating in potential upside of those riskier asset classes. Our use of derivative strategies helps to facilitate that approach, including the use of total return swaps to manage sector exposures and hedge sector risk exposures, as well as to gain exposures to specific markets or industries. We can also use options to hedge against changes in security values or to seek to enhance returns.

How did this positioning influence performance?

These strategies largely succeeded. Both the stocks and the high-yield securities in the portfolio provided strong, positive returns for the year, without increasing the fund’s volatility. Within our equity weighting, we tend to pursue low-beta stocks — those with lower volatility than the market average — which our research suggests have historically generated better risk-adjusted returns, and our experience during 2012 again supported this thesis. Our strong performance in the fixed-income spread sectors was bolstered by investments in high-yield corporate bonds, which benefited from generally stable corporate balance sheets, a low default rate, and attractive yield spreads over Treasuries.

What factors hindered the fund’s results?

In the fixed-income portion of the portfolio, our positioning in U.S. interest rates was a slight detractor. We had a net short-duration bias — meaning we believed short-term rates would be more apt to move than long-term rates — and we also positioned ourselves along the yield curve in the belief that it would flatten out during the year. In the end, neither of these strategies paid off. In the equity space, particularly in the fourth quarter, our exposure to commodities and certain individual stocks dampened performance somewhat.

What is your near-term outlook?

We believe there are reasons for optimism. The U.S. economic recovery appears to be continuing. We believe the housing market is improving steadily. Capital and financing are beginning to flow more vigorously. International markets also give us reason to anticipate stronger growth, as China no longer appears threatened by additional slowing, Japan’s new government favors stimulative fiscal policies, and Europe has made great progress in easing its liquidity crisis. The biggest possible negative factor we see is the fiscal contraction of the U.S. government, as a combination of increased taxes and spending reductions could subtract from U.S. economic growth.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Our allocation of assets among permitted asset categories may hurt performance. Our active trading strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Our use of leverage obtained through derivatives increases these risks by increasing investment exposure. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to

2 Putnam VT Absolute Return 500 Fund

meet its obligations. REITs involve the risks of real estate investing, including declining property values. Commodities involve the risks of changes in market, political, regulatory, and natural conditions. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The fund may not achieve its goal, and it is not intended to be a complete investment program. The fund’s effort to produce lower volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. In addition, under certain market conditions, the fund may accept greater volatility than would typically be the case, in order to seek its targeted return. Additional risks are listed in the fund’s prospectus. The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. Current and future portfolio holdings are subject to risk.

Your fund’s management

Putnam VT Absolute Return 500 Fund is managed by members of Putnam’s Global Asset Allocation team.

Your fund’s management may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Note that subsequent to the period ended December 31, 2012, Portfolio Manager Jeffrey L. Knight, CFA, left Putnam and will no longer be a manager on this fund.

A word about derivatives

Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement an investment strategy that may be difficult or more expensive through traditional securities, or to hedge risk associated with a particular position. Derivatives may not appreciate in value, lose money, amplify traditional market risks through the creation of leverage, and be less liquid than traditional securities. Because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam may enter into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Putnam VT Absolute Return 500 Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay onetime transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2012, to December 31, 2012. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/12		for the 6 months ended 12/31/12

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$4.54	$5.80	$4.57	$5.84

Ending value
(after expenses)	$1,007.00	$1,006.00	$1,020.61	$1,019.36

Annualized
expense ratio†	0.90%	1.15%	0.90%	1.15%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/12. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

4 Putnam VT Absolute Return 500 Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Absolute Return 500 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Absolute Return 500 Fund (the “fund”) at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2012 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2013

Putnam VT Absolute Return 500 Fund 5

The fund’s portfolio 12/31/12

COMMON STOCKS (26.2%)*	Shares	Value

Basic materials (0.5%)
Bemis Co., Inc.	293	$9,804

International Flavors & Fragrances, Inc.	209	13,907

PPG Industries, Inc.	297	40,198

Sherwin-Williams Co. (The)	182	27,995

		91,904
Capital goods (0.8%)
Ball Corp.	384	17,184

General Dynamics Corp.	367	25,421

Lockheed Martin Corp.	296	27,318

Northrop Grumman Corp.	302	20,409

Raytheon Co.	392	22,564

Republic Services, Inc.	409	11,996

Roper Industries, Inc.	130	14,492

		139,384
Communication services (0.8%)
AT&T, Inc.	2,024	68,229

CenturyLink, Inc.	234	9,154

IAC/InterActiveCorp.	434	20,528

Verizon Communications, Inc.	1,004	43,442

		141,353
Conglomerates (0.7%)
3M Co.	658	61,094

Danaher Corp.	626	34,993

General Electric Co.	1,621	34,025

		130,112
Consumer cyclicals (3.8%)
Advance Auto Parts, Inc.	124	8,971

Amazon.com, Inc. †	278	69,817

AutoZone, Inc. †	50	17,722

Copart, Inc. †	169	4,986

Dollar General Corp. †	272	11,992

Dollar Tree, Inc. †	340	13,790

Ecolab, Inc.	507	36,453

Equifax, Inc.	172	9,309

Home Depot, Inc. (The)	1,119	69,210

Kimberly-Clark Corp.	538	45,422

Kohl’s Corp.	346	14,871

MasterCard, Inc. Class A	141	69,270

McGraw-Hill Cos., Inc. (The)	360	19,681

MSC Industrial Direct Co., Inc. Class A	79	5,955

O’Reilly Automotive, Inc. †	168	15,023

Omnicom Group, Inc.	366	18,285

Paychex, Inc.	856	26,656

PetSmart, Inc.	168	11,481

Priceline.com, Inc. †	54	33,544

Ross Stores, Inc.	305	16,516

Scripps Networks Interactive Class A	149	8,630

Target Corp.	688	40,709

Time Warner, Inc.	979	46,825

Towers Watson & Co. Class A	103	5,790

Tractor Supply Co.	118	10,426

Verisk Analytics, Inc. Class A †	206	10,506

Viacom, Inc. Class B	594	31,328

Wal-Mart Stores, Inc.	52	3,548

		676,716

COMMON STOCKS (26.2%)* cont.	Shares	Value

Consumer staples (2.5%)
Altria Group, Inc.	1,383	$43,453

Coca-Cola Co. (The)	292	10,585

Colgate-Palmolive Co.	575	60,111

Dunkin’ Brands Group, Inc.	161	5,342

General Mills, Inc.	953	38,511

H.J. Heinz Co.	524	30,224

Hershey Co. (The)	299	21,594

Kellogg Co.	439	24,518

Panera Bread Co. Class A †	50	7,942

PepsiCo, Inc.	1,129	77,256

Philip Morris International, Inc.	380	31,783

Procter & Gamble Co. (The)	350	23,762

Reynolds American, Inc.	592	24,527

Starbucks Corp.	791	42,413

		442,021
Energy (2.2%)
Chevron Corp.	1,027	111,060

ConocoPhillips	849	49,234

EQT Corp.	209	12,327

Exxon Mobil Corp.	1,911	165,396

Oceaneering International, Inc.	196	10,543

Phillips 66	527	27,984

Spectra Energy Corp.	684	18,728

		395,272
Financials (4.0%)
Alleghany Corp. †	62	20,796

Allied World Assurance Co. Holdings AG	161	12,687

Arthur J Gallagher & Co.	477	16,528

Bank of Hawaii Corp.	605	26,650

Berkshire Hathaway, Inc. Class B †	156	13,993

BlackRock, Inc.	259	53,538

Chubb Corp. (The)	634	47,753

Cullen/Frost Bankers, Inc.	644	34,950

Discover Financial Services	1,206	46,491

Essex Property Trust, Inc. R	53	7,772

Everest Re Group, Ltd.	196	21,550

Federal Realty Investment Trust R	89	9,258

Health Care REIT, Inc. R	305	18,693

IntercontinentalExchange, Inc. †	204	25,257

JPMorgan Chase & Co.	368	16,181

Northern Trust Corp.	594	29,795

PartnerRe, Ltd.	243	19,559

People’s United Financial, Inc.	3,624	43,814

Public Storage R	161	23,339

Rayonier, Inc. R	176	9,122

RenaissanceRe Holdings, Ltd.	211	17,146

Simon Property Group, Inc. R	294	46,478

T. Rowe Price Group, Inc.	628	40,902

Tanger Factory Outlet Centers R	154	5,267

Validus Holdings, Ltd.	434	15,008

Visa, Inc. Class A	528	80,033

Wells Fargo & Co.	472	16,133

		718,693
Health care (3.2%)
Abbott Laboratories	854	55,937

AmerisourceBergen Corp.	572	24,699

Amgen, Inc.	447	38,585

6 Putnam VT Absolute Return 500 Fund

COMMON STOCKS (26.2%)* cont.	Shares	Value

Health care cont.
Becton, Dickinson and Co.	420	$32,840

Bristol-Myers Squibb Co.	990	32,264

C.R. Bard, Inc.	200	19,548

Cardinal Health, Inc.	736	30,308

Eli Lilly & Co.	608	29,987

Henry Schein, Inc. †	223	17,943

Johnson & Johnson	355	24,886

McKesson Corp.	454	44,020

Merck & Co., Inc.	1,607	65,791

Perrigo Co.	71	7,386

Pfizer, Inc.	3,802	95,354

Quest Diagnostics, Inc.	371	21,618

Ventas, Inc. R	331	21,422

		562,588
Technology (6.3%)
Analog Devices, Inc.	575	24,185

Apple, Inc.	1,294	689,741

Avago Technologies, Ltd.	594	18,806

Google, Inc. Class A †	30	21,281

Honeywell International, Inc.	773	49,062

IBM Corp.	607	116,271

Intuit, Inc.	605	35,998

L-3 Communications Holdings, Inc.	139	10,650

Linear Technology Corp.	592	20,306

Maxim Integrated Products, Inc.	704	20,698

Microsoft Corp.	1,011	27,024

Motorola Solutions, Inc.	489	27,228

Oracle Corp.	119	3,965

Texas Instruments, Inc.	1,336	41,336

Xilinx, Inc.	608	21,827

		1,128,378
Transportation (0.5%)
C.H. Robinson Worldwide, Inc.	217	13,719

Copa Holdings SA Class A (Panama)	58	5,768

J. B. Hunt Transport Services, Inc.	138	8,240

Southwest Airlines Co.	1,082	11,080

United Parcel Service, Inc. Class B	707	52,127

		90,934
Utilities and power (0.9%)
Consolidated Edison, Inc.	848	47,098

DTE Energy Co.	570	34,229

Kinder Morgan, Inc.	530	18,725

OGE Energy Corp.	381	21,454

Pinnacle West Capital Corp.	421	21,463

SCANA Corp.	462	21,086

		164,055

Total common stocks (cost $4,382,787)		$4,681,410

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (5.9%)*	Principal amount	Value

U.S. Government Agency Mortgage Obligations (5.9%)
Federal National Mortgage Association
Pass-Through Certificates 3s, TBA,
January 1, 2043	$1,000,000	$1,048,047

		1,048,047
Total U.S. government and agency mortgage
obligations (cost $1,051,094)		$1,048,047

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (3.7%)*		Principal amount	Value

Spain (Government of) sr. unsec.
unsub. bonds 5.85s, 2022	EUR	484,000	$663,267

Total foreign government and agency bonds
and notes (cost $671,051)			$663,267

MORTGAGE-BACKED SECURITIES (3.5%)*		Principal amount	Value

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 07-PW17, Class AJ, 5.89s, 2050		$25,000	$22,000
FRB Ser. 06-PW12, Class AJ, 5.751s, 2038		25,000	24,758

Commercial Mortgage Pass-Through Certificates
Ser. 05-C6, Class AJ, 5.209s, 2044		10,000	10,494

CS First Boston Mortgage Securities Corp.
Ser. 05-C6, Class B, 5.23s, 2040		15,000	13,913

Federal Home Loan Mortgage Corp.
IFB Ser. 4098, Class MS, IO, 6.491s, 2041		118,658	24,905
IFB Ser. 3859, Class SG, IO, 6.491s, 2039		100,950	11,105
IFB Ser. 3856, Class PS, IO, 6.391s, 2040		217,732	30,373
IFB Ser. 3803, Class SP, IO, 6.391s, 2038		86,114	7,320
IFB Ser. 3708, Class SA, IO, 6.241s, 2040		147,006	20,175
IFB Ser. 4112, Class SC, IO, 5.941s, 2042		113,138	18,102
IFB Ser. 3964, Class SA, IO, 5.791s, 2041		166,305	24,427
Ser. 3748, Class NI, IO, 4s, 2034		93,796	3,499

Federal National Mortgage Association
IFB Ser. 12-96, Class PS, IO, 6.49s, 2041		109,244	21,003
Ser. 12-75, Class AI, IO, 4 1/2s, 2027		97,521	9,986

Government National Mortgage Association
IFB Ser. 10-14, Class SH, IO, 5.791s, 2040		64,361	10,936
Ser. 10-35, Class QI, IO, 4 1/2s, 2040		72,857	11,885

Greenwich Capital Commercial Funding Corp. FRB
Ser. 05-GG3, Class B, 4.894s, 2042		50,000	50,825

JPMorgan Chase Commercial Mortgage
Securities Corp.
FRB Ser. 07-CB20, Class AJ, 6.077s, 2051		40,000	37,600
FRB Ser. 04-CB9, Class B, 5.662s, 2041		20,000	20,530
FRB Ser. 05-LDP1, Class C, 5.082s, 2046		10,000	10,256

LB-UBS Commercial Mortgage Trust
Ser. 05-C1, Class D, 4.856s, 2040		10,000	10,197
Ser. 03-C3, Class G, 4.392s, 2037		65,000	65,215

Merrill Lynch/Countrywide Commercial Mortgage
Trust 144A Ser. 06-4, Class XC, IO, 0.188s, 2049		1,145,473	14,318

Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class AJ, 5.508s, 2044		50,000	47,015
FRB Ser. 06-HQ8, Class AJ, 5 1/2s, 2044		25,000	25,125

Salomon Brothers Mortgage Securities VII 144A FRB
Ser. 99-C1, Class J, 7s, 2032		81,000	82,381

Total mortgage-backed securities (cost $643,770)			$628,343

COMMODITY LINKED NOTES (3.2%)* Ω		Principal amount	Value

Deutsche Bank AG/London 144A sr. unsec. notes
Ser. A, 1-month LIBOR less 0.16%, 2013 (Indexed
to the DB Custom Commodity Index: 75% S&P GSCI
Gold Index TR and 25% S&P GSCI Light Energy Index
TR multiplied by 3) (United Kingdom)		$63,000	$73,981

Deutsche Bank AG/London 144A sr. unsec. notes
Ser. 00DL, 1-month LIBOR less 0.16%, 2013 (Indexed
to the DB Commodity Booster OYE Benchmark Light
Energy TR Index multiplied by 3) (United Kingdom)		43,000	38,722

Deutsche Bank AG/London 144A sr. unsec. notes
Ser. A, 1-month LIBOR less 0.16%, 2013 (Indexed
to the S&P GSCI TR Index multiplied by 3)
(United Kingdom)		49,000	42,503

Putnam VT Absolute Return 500 Fund 7

COMMODITY LINKED NOTES (3.2%)* Ω cont.	Principal amount	Value

UBS AG/London 144A notes 1-month LIBOR less
0.10%, 2013 (Indexed to the UBS Custom Commodity
Index: 75% S&P GSCI Gold Index TR and 25% S&P GSCI
Light Energy Index TR multiplied by 3) (Jersey)	$63,000	$74,034

UBS AG/London 144A sr. notes, 1-month LIBOR less
0.10%, 2013 (Indexed to the S&P GSCI TR Index
multiplied by 3) (Jersey)	49,000	42,591

UBS AG/London 144A notes 1-month LIBOR less
0.10%, 2013 (Indexed to the UBSIF3AT Index
multiplied by 3) (Jersey)	291,000	297,183

Total commodity linked notes (cost $558,000)		$569,014

INVESTMENT COMPANIES (1.1%)*	Shares	Value

Ares Capital Corp.	847	$14,823

PowerShares DB Gold Fund †	2,640	151,404

SPDR S&P 500 ETF Trust	172	24,513

Total investment companies (cost $186,024)		$190,740

PURCHASED SWAP OPTIONS
OUTSTANDING (—%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
(2.25)/3 month USD-LIBOR-BBA/Mar-23 E	Mar-13/2.25	$416,000	$1,111

Deutsche Bank AG
(2.25)/3 month USD-LIBOR-BBA/Mar-23 E	Mar-13/2.25	416,000	1,111

Goldman Sachs International
(2.25)/3 month USD-LIBOR-BBA/Mar-23 E	Mar-13/2.25	416,000	1,111

(2)/3 month USD-LIBOR-BBA/Mar-23 E	Mar-13/2.00	80,000	575

1.5/3 month USD-LIBOR-BBA/Mar-23 E	Mar-13/1.5	80,000	97

JPMorgan Chase Bank N.A.
(2)/3 month USD-LIBOR-BBA/Mar-23 E	Mar-13/2.00	61,000	439

1.5/3 month USD-LIBOR-BBA/Mar-23 E	Mar-13/1.5	61,000	74

Total purchased swap options outstanding (cost $14,756)			$4,518

PURCHASED EQUITY OPTIONS	Expiration	Contract
OUTSTANDING (0.3%)*	date/strike	amount	Value

SPDR S&P 500 ETF Trust (Put)	Dec-13/$120.00	2,295	$9,620

SPDR S&P 500 ETF Trust (Put)	Nov-13/115.00	1,957	5,983

SPDR S&P 500 ETF Trust (Put)	Oct-13/123.00	1,913	7,805

SPDR S&P 500 ETF Trust (Put)	Sep-13/125.00	3,969	15,756

SPDR S&P 500 ETF Trust (Put)	Aug-13/115.00	724	1,387

SPDR S&P 500 ETF Trust (Put)	Jul-13/115.00	4,596	7,089

SPDR S&P 500 ETF Trust (Put)	Jun-13/110.00	2,900	2,602

SPDR S&P 500 ETF Trust (Put)	May-13/108.00	1,484	768

SPDR S&P 500 ETF Trust (Put)	Apr-13/117.00	3,774	2,721

SPDR S&P 500 ETF Trust (Put)	Mar-13/116.00	1,555	513

SPDR S&P 500 ETF Trust (Put)	Feb-13/115.00	1,602	171

SPDR S&P 500 ETF Trust (Put)	Jan-13/110.00	2,602	2

Total purchased equity options outstanding (cost $159,016)			$54,417

SHORT-TERM INVESTMENTS (63.7%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.14% L	3,456,319	$3,456,319

SSgA Prime Money Market Fund 0.08% P	120,000	120,000

U.S. Treasury Bills with an effective yield of 0.145%,
December 12, 2013	$500,000	499,320

U.S. Treasury Bills with an effective yield of 0.165%,
November 14, 2013 # ## §	350,000	349,563

U.S. Treasury Bills with an effective yield of 0.175%,
October 17, 2013	850,000	849,100

SHORT-TERM INVESTMENTS (63.7%)* cont.	Principal amount	Value

U.S. Treasury Bills with an effective yield of 0.132%,
September 13, 2013	$350,000	$349,678

U.S. Treasury Bills with an effective yield of 0.178%,
July 25, 2013 #	1,500,000	1,498,938

U.S. Treasury Bills with an effective yield of 0.170%,
May 30, 2013 #	250,000	249,895

U.S. Treasury Bills with effective yields ranging
from 0.168% to 0.182%, May 2, 2013	1,750,000	1,749,505

U.S. Treasury Bills with an effective yield of 0.199%,
March 7, 2013	1,000,000	999,942

U.S. Treasury Bills with effective yields ranging
from 0.140% to 0.144%, February 7, 2013 #	750,000	749,891

U.S. Treasury Bills with an effective yield of 0.155%,
January 10, 2013	500,000	499,981

Total short-term investments (cost $11,370,367)		$11,372,132

Total investments (cost $19,036,865)		$19,211,888

Key to holding’s abbreviations

ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income.
The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2012 through December 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $17,856,955.

Ω The value of the commodity linked notes, which are marked-to-market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† Non-income-producing security.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

E Extended settlement date on premium.

L Affiliated company (Note 7). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $12,773,252 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

8 Putnam VT Absolute Return 500 Fund

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

FORWARD CURRENCY CONTRACTS at 12/31/12 (aggregate face value $3,848,973)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Euro	Sell	1/16/13	$18,218	$17,713	$(505)

	Japanese Yen	Sell	1/16/13	17,226	17,604	378

	Peruvian New Sol	Buy	1/16/13	15,854	15,797	57

Barclays Bank PLC

	Brazilian Real	Buy	1/16/13	13,310	12,891	419

	British Pound	Buy	1/16/13	40,447	40,042	405

	Canadian Dollar	Sell	1/16/13	34,674	34,680	6

	Chilean Peso	Buy	1/16/13	18,259	18,409	(150)

	Czech Koruna	Sell	1/16/13	10,749	10,586	(163)

	Euro	Buy	1/16/13	5,544	3,028	2,516

	Indonesian Rupiah	Sell	1/16/13	5,224	5,224	—

	Japanese Yen	Sell	1/16/13	26,037	26,262	225

	Malaysian Ringgit	Buy	1/16/13	18,427	18,456	(29)

	Mexican Peso	Buy	1/16/13	31,087	31,246	(159)

	New Zealand Dollar	Sell	1/16/13	7,432	7,402	(30)

	Norwegian Krone	Buy	1/16/13	1,979	1,802	177

	Polish Zloty	Buy	1/16/13	15,810	15,455	355

	Russian Ruble	Buy	1/16/13	18,558	18,411	147

	Singapore Dollar	Buy	1/16/13	164	164	—

	South Korean Won	Buy	1/16/13	5,355	5,279	76

	Swedish Krona	Sell	1/16/13	6,318	6,375	57

	Taiwan Dollar	Buy	1/16/13	10,621	10,614	7

	Thai Baht	Buy	1/16/13	3,018	3,007	11

	Turkish Lira	Buy	1/16/13	24,787	24,669	118

Citibank, N.A.

	Brazilian Real	Buy	1/16/13	10,532	10,058	474

	British Pound	Buy	1/16/13	6,985	6,914	71

	Canadian Dollar	Sell	1/16/13	17,387	17,387	—

	Czech Koruna	Sell	1/16/13	10,744	10,586	(158)

	Euro	Sell	1/16/13	35,511	35,369	(142)

	Japanese Yen	Sell	1/16/13	17,226	17,610	384

	South Korean Won	Buy	1/16/13	15,839	15,814	25

	Taiwan Dollar	Buy	1/16/13	5,031	5,026	5

	Turkish Lira	Buy	1/16/13	18,240	18,229	11

Credit Suisse International

	Australian Dollar	Buy	1/16/13	151,986	152,175	(189)

	Brazilian Real	Buy	1/16/13	23,891	23,326	565

	British Pound	Sell	1/16/13	290,279	288,055	(2,224)

	Canadian Dollar	Sell	1/16/13	35,076	35,064	(12)

	Chinese Yuan	Buy	1/16/13	10,437	10,454	(17)

	Czech Koruna	Sell	1/16/13	10,744	10,594	(150)

	Euro	Sell	1/16/13	140,458	140,919	461

	Indonesian Rupiah	Sell	1/16/13	5,224	5,236	12

	Japanese Yen	Buy	1/16/13	51,015	54,429	(3,414)

	Mexican Peso	Buy	1/16/13	24,975	25,155	(180)

	New Zealand Dollar	Buy	1/16/13	331	280	51

	Philippines Peso	Buy	1/16/13	8,435	8,479	(44)

	Polish Zloty	Buy	1/16/13	23,037	22,887	150

Putnam VT Absolute Return 500 Fund 9

FORWARD CURRENCY CONTRACTS at 12/31/12 (aggregate face value $3,848,973) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International cont.

	Russian Ruble	Buy	1/16/13	$18,554	$18,434	$120

	Swedish Krona	Buy	1/16/13	17,648	17,363	285

	Swiss Franc	Sell	1/16/13	18,372	18,435	63

	Turkish Lira	Buy	1/16/13	28,424	28,331	93

Deutsche Bank AG

	Brazilian Real	Buy	1/16/13	10,434	10,073	361

	British Pound	Sell	1/16/13	319,681	316,646	(3,035)

	Canadian Dollar	Sell	1/16/13	116,586	116,589	3

	Euro	Sell	1/16/13	17,821	17,610	(211)

	Mexican Peso	Buy	1/16/13	3,771	3,756	15

	Norwegian Krone	Sell	1/16/13	323	493	170

	Polish Zloty	Buy	1/16/13	10,389	10,153	236

	Singapore Dollar	Buy	1/16/13	18,419	18,462	(43)

	South Korean Won	Buy	1/16/13	22,993	22,872	121

	Swedish Krona	Sell	1/16/13	17,786	17,434	(352)

	Turkish Lira	Buy	1/16/13	7,386	7,355	31

HSBC Bank USA, National Association

	British Pound	Buy	1/16/13	26,640	26,369	271

	Canadian Dollar	Sell	1/16/13	17,387	17,382	(5)

	Euro	Buy	1/16/13	133,727	132,501	1,226

	Japanese Yen	Sell	1/16/13	1,487	914	(573)

	Norwegian Krone	Sell	1/16/13	8,957	8,913	(44)

	Philippines Peso	Buy	1/16/13	15,825	15,872	(47)

	Russian Ruble	Buy	1/16/13	21,082	20,782	300

	South Korean Won	Buy	1/16/13	15,839	15,824	15

	Turkish Lira	Buy	1/16/13	9,400	9,361	39

JPMorgan Chase Bank N.A.

	Australian Dollar	Sell	1/16/13	24,484	24,529	45

	Brazilian Real	Buy	1/16/13	10,434	10,056	378

	British Pound	Buy	1/16/13	70,499	69,785	714

	Canadian Dollar	Sell	1/16/13	10,553	10,553	—

	Chilean Peso	Buy	1/16/13	18,259	18,436	(177)

	Chinese Yuan	Buy	1/16/13	10,437	10,454	(17)

	Czech Koruna	Sell	1/16/13	10,744	10,583	(161)

	Euro	Sell	1/16/13	170,293	170,719	426

	Japanese Yen	Buy	1/16/13	27,063	28,518	(1,455)

	Malaysian Ringgit	Buy	1/16/13	18,427	18,463	(36)

	Mexican Peso	Buy	1/16/13	10,432	10,380	52

	New Zealand Dollar	Sell	1/16/13	5,037	5,014	(23)

	Norwegian Krone	Buy	1/16/13	9,855	9,713	142

	Polish Zloty	Buy	1/16/13	18,197	17,804	393

	Russian Ruble	Buy	1/16/13	21,082	20,719	363

	Swedish Krona	Buy	1/16/13	17,863	17,794	69

	Taiwan Dollar	Buy	1/16/13	21,685	21,742	(57)

	Turkish Lira	Buy	1/16/13	11,918	11,873	45

State Street Bank and Trust Co.

	Australian Dollar	Buy	1/16/13	204,585	204,950	(365)

	Brazilian Real	Buy	1/16/13	23,842	23,161	681

	British Pound	Buy	1/16/13	24,203	23,961	242

	Canadian Dollar	Sell	1/16/13	22,312	22,316	4

	Colombian Peso	Buy	1/16/13	16,050	15,827	223

	Czech Koruna	Sell	1/16/13	10,744	10,578	(166)

10 Putnam VT Absolute Return 500 Fund

FORWARD CURRENCY CONTRACTS at 12/31/12 (aggregate face value $3,848,973) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Euro	Sell	1/16/13	$158,280	$158,392	$112

	Indonesian Rupiah	Sell	1/16/13	5,224	5,235	11

	Japanese Yen	Sell	1/16/13	133,504	141,349	7,845

	Mexican Peso	Buy	1/16/13	14,914	14,839	75

	New Zealand Dollar	Sell	1/16/13	5,037	5,016	(21)

State Street Bank and Trust Co. cont.

	Norwegian Krone	Sell	1/16/13	17,769	17,397	(372)

	Polish Zloty	Buy	1/16/13	23,876	23,688	188

	South Korean Won	Buy	1/16/13	3,718	3,668	50

	Swedish Krona	Buy	1/16/13	5,258	5,227	31

	Swiss Franc	Sell	1/16/13	18,482	18,545	63

	Thai Baht	Buy	1/16/13	5,563	5,544	19

	Turkish Lira	Buy	1/16/13	10,631	10,586	45

UBS AG

	British Pound	Buy	1/16/13	65,301	64,649	652

	Canadian Dollar	Sell	1/16/13	17,186	17,186	—

	Czech Koruna	Sell	1/16/13	10,744	10,578	(166)

	Euro	Sell	1/16/13	141,647	142,252	605

	Japanese Yen	Sell	1/16/13	100,526	105,612	5,086

	Mexican Peso	Buy	1/16/13	15,540	15,769	(229)

	New Zealand Dollar	Sell	1/16/13	4,377	4,359	(18)

	Philippines Peso	Buy	1/16/13	5,662	5,689	(27)

	Russian Ruble	Buy	1/16/13	21,082	20,789	293

	Singapore Dollar	Buy	1/16/13	18,337	18,381	(44)

	Taiwan Dollar	Buy	1/16/13	830	829	1

	Thai Baht	Buy	1/16/13	5,563	5,544	19

	Turkish Lira	Buy	1/16/13	24,115	24,080	35

WestPac Banking Corp.

	British Pound	Buy	1/16/13	4,548	4,284	264

	Canadian Dollar	Sell	1/16/13	26,533	26,533	—

	Japanese Yen	Buy	1/16/13	41,153	43,363	(2,210)

	Mexican Peso	Buy	1/16/13	10,625	10,576	49

Total						$12,312

FUTURES CONTRACTS				Unrealized
OUTSTANDING	Number of		Expiration	appreciation/
at 12/31/12	contracts	Value	date	(depreciation)

Euro-Bund 10 yr (Long)	3	$576,713	Mar-13	$5,771

Euro-OAT 10 yr (Short)	8	1,437,796	Mar-13	(10,269)

NASDAQ 100 Index
E-Mini (Short)	9	477,945	Mar-13	1,808

S&P 500 Index
E-Mini (Short)	2	142,010	Mar-13	96

S&P Mid Cap 400 Index
E-Mini (Long)	7	712,670	Mar-13	6,321

U.S. Treasury Bond
30 yr (Long)	8	1,180,000	Mar-13	(16,515)

Total				$(12,788)

WRITTEN EQUITY OPTIONS
OUTSTANDING at 12/31/12	Expiration	Contract
(premiums $60,972)	date/strike	amount	Value

SPDR S&P 500 ETF Trust (Call)	Jan-13/$146.00	29,152	$15,570

SPDR S&P 500 ETF Trust (Put)	May-13/90.00	1,484	188

SPDR S&P 500 ETF Trust (Put)	Apr-13/100.00	3,774	747

SPDR S&P 500 ETF Trust (Put)	Mar-13/100.00	1,555	120

SPDR S&P 500 ETF Trust (Put)	Feb-13/100.00	1,602	30

SPDR S&P 500 ETF Trust (Put)	Jan-13/95.00	2,602	21

Total			$16,676

TBA SALE COMMITMENTS OUTSTANDING
at 12/31/12 (proceeds receivable	Principal	Settlement
$1,049,531)	amount	date	Value

Federal National Mortgage Association, 3s,
January 1, 2043	$1,000,000	1/14/13	$1,048,047

Total			$1,048,047

Putnam VT Absolute Return 500 Fund 11

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/12

	Upfront				Unrealized
Swap counterparty/	premium	Termination	Payments made by	Payments received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC
$2,067,000 E	$2,423	3/20/15	0.45%	3 month	$811
				USD-LIBOR-BBA

221,000 E	114	3/20/18	3 month USD-LIBOR-BBA	0.90%	95

2,000 E	(101)	3/20/43	2.60%	3 month	(19)
				USD-LIBOR-BBA

15,000 E	(5)	3/20/15	3 month USD-LIBOR-BBA	0.45%	7

37,000 E	(624)	3/20/23	1.75%	3 month	(212)
				USD-LIBOR-BBA

Citibank, N.A.
14,000 E	—	10/7/21	3 month USD-LIBOR-BBA	3.0625%	412

Credit Suisse International
10,000 E	(97)	3/20/23	1.75%	3 month	14
				USD-LIBOR-BBA

666,000 E	6,337	3/20/23	3 month USD-LIBOR-BBA	1.75%	(1,057)

336,000 E	(389)	3/20/15	3 month USD-LIBOR-BBA	0.45%	(127)

59,000 E	1,554	3/20/43	3 month USD-LIBOR-BBA	2.60%	(848)

429,000 E	(26)	3/20/18	0.90%	3 month	12
				USD-LIBOR-BBA

Goldman Sachs International
51,000 E	455	3/20/23	3 month USD-LIBOR-BBA	1.75%	(111)

91,000 E	(1,706)	3/20/23	1.75%	3 month	(696)
				USD-LIBOR-BBA

236,000 E	(81)	3/20/15	3 month USD-LIBOR-BBA	0.45%	103

132,000 E	6,549	3/20/43	3 month USD-LIBOR-BBA	2.60%	1,174

Total					$(442)

E Extended effective date.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/12

		Upfront
		premium	Termination	Payments made by	Payments received by	Unrealized
Notional amount		received (paid)	date	fund per annum	fund per annum	appreciation

	$14,400 E	$(130)	3/20/23	1.75%	3 month	$29
					USD-LIBOR-BBA

Total						$29

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/12

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

Bank of America N.A.
	$25,349	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$6
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	25,349	—	1/12/41	4.00% (1 month	Synthetic TRS Index	6
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

baskets	17,762	—	3/14/13	(3 month USD-LIBOR-BBA	A basket (MLTRFCF2)	18,583
				plus 0.10%)	of common stocks

units	228	—	3/14/13	3 month USD-LIBOR-BBA	Russell 1000 Total	(9,528)
				minus 0.09%	Return Index

units	140	—	3/14/13	3 month USD-LIBOR-BBA	Russell 1000 Total	(5,850)
				minus 0.09%	Return Index

units	91	—	3/14/13	3 month USD-LIBOR-BBA	Russell 1000 Total	(3,803)
				minus 0.09%	Return Index

12 Putnam VT Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/12 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

Barclays Bank PLC
	$412,734	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$91
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	25,999	—	1/12/41	4.00% (1 month	Synthetic TRS Index	6
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	14,299	—	1/12/41	4.00% (1 month	Synthetic TRS Index	3
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	28,026	—	1/12/41	4.50% (1 month	Synthetic TRS Index	70
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

Citibank, N.A.
baskets	7,063	—	11/21/13	3 month USD-LIBOR-BBA	A basket (CGPUTS13)	(78,878)
				minus 3.00%	of common stocks

baskets	8	—	2/13/13	(3 month USD-LIBOR-BBA	A basket (CGPUTQL2)	(2,372)
				plus 0.10%)	of common stocks

shares	8,174	—	9/10/13	(3 month USD-LIBOR-BBA)	Vanguard Index	13,502
					Funds - MSCI Emerging
					Markets ETF

units	100	—	2/13/13	3 month USD-LIBOR-BBA	Russell 1000 Total	(16,490)
				minus 0.15%	Return Index

units	76	—	2/13/13	3 month USD-LIBOR-BBA	Russell 1000 Total	(12,531)
				minus 0.15%	Return Index

Credit Suisse International
	$804,993	—	1/12/41	4.50% (1 month	Synthetic MBX Index	3,569
				USD-LIBOR)	4.50% 30 year Ginnie
					Mae II pools

	4,575	—	2/11/13	(3 month USD-LIBOR-BBA	iShares MSCI Emerging	15,960
				minus 0.35%)	Markets Index

	25,349	—	1/12/41	4.00% (1 month	Synthetic TRS Index	6
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

Goldman Sachs International
	29,249	—	1/12/41	4.00% (1 month	Synthetic TRS Index	6
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	60,448	—	1/12/41	4.00% (1 month	Synthetic TRS Index	13
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	29,245	—	1/12/41	4.50% (1 month	Synthetic TRS Index	74
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	66,410	—	1/12/41	4.50% (1 month	Synthetic TRS Index	167
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	15,232	—	1/12/41	4.50% (1 month	Synthetic TRS Index	38
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	5,200	—	1/12/41	4.00% (1 month	Synthetic TRS Index	1
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	22,749	—	1/12/41	4.00% (1 month	Synthetic TRS Index	5
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	21,934	—	1/12/41	4.50% (1 month	Synthetic TRS Index	55
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

Putnam VT Absolute Return 500 Fund 13

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/12 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

Goldman Sachs International cont.
	$72,797	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$16
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	16,899	—	1/12/41	4.00% (1 month	Synthetic TRS Index	4
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	31,849	—	1/12/41	4.00% (1 month	Synthetic TRS Index	7
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	47,448	—	1/12/41	4.00% (1 month	Synthetic TRS Index	10
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

shares	2,500	—	5/2/13	(1 month USD-LIBOR-BBA	iShares MSCI Emerging	7,069
				plus 0.35%)	Markets Index

JPMorgan Chase Bank N.A.
	$29,899	—	1/12/41	4.00% (1 month	Synthetic TRS Index	7
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	23,761	—	1/12/41	4.50% (1 month	Synthetic TRS Index	60
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

UBS AG
	1,077	—	5/22/13	3 month USD-LIBOR-BBA	MSCI Emerging	(30,929)
				plus 0.25%	Markets TR Net USD

	33	—	5/22/13	3 month USD-LIBOR-BBA	MSCI Emerging	(107)
				plus 0.25%	Markets TR Net USD

baskets	4,880	—	5/22/13	(3 month USD-LIBOR-BBA	A basket (UBSEMBSK)	3,394
				plus 0.75%)	of common stocks

Total						$(97,760)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/12

					Fixed payments	Unrealized
Swap counterparty/		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Barclays Bank PLC
DJ CDX NA HY Series 19 Index	B+/P	$(6,247)	$833,000	12/20/17	500 basis points (bp)	$(169)

DJ CDX NA IG Series 19 Index	BBB+/P	(1,411)	565,000	12/20/17	100 bp	264

Credit Suisse International
DJ CDX NA IG Series 19 Index	BBB+/P	(10,914)	2,170,000	12/20/17	100 bp	(4,484)

Deutsche Bank AG
DJ CDX NA HY Series 19 Index	B+/P	375	300,000	12/20/17	500 bp	2,564

Goldman Sachs International
DJ CDX NA IG Series 19 Index	BBB+/P	(1,619)	325,000	12/20/17	100 bp	(656)

JPMorgan Chase Bank N.A.
DJ CDX NA HY Series 19 Index	B+/P	(16,250)	1,000,000	12/20/17	500 bp	(8,953)

Total						$(11,434)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2012. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

14 Putnam VT Absolute Return 500 Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$91,904	$—	$—

Capital goods	139,384	—	—

Communication services	141,353	—	—

Conglomerates	130,112	—	—

Consumer cyclicals	676,716	—	—

Consumer staples	442,021	—	—

Energy	395,272	—	—

Financials	718,693	—	—

Health care	562,588	—	—

Technology	1,128,378	—	—

Transportation	90,934	—	—

Utilities and power	164,055	—	—

Total common stocks	4,681,410	—	—

Commodity linked notes	—	569,014	—

Foreign government and agency bonds and notes	—	663,267	—

Investment companies	190,740	—	—

Mortgage-backed securities	—	628,343	—

Purchased equity options outstanding	—	54,417	—

Purchased swap options outstanding	—	4,518	—

U.S. Government and Agency Mortgage Obligations	—	1,048,047	—

Short-term investments	3,576,319	7,795,813	—

Totals by level	$8,448,469	$10,763,419	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$12,312	$—

Futures contracts	(12,788)	—	—

Written equity options outstanding	—	(16,676)	—

TBA sale commitments	—	(1,048,047)	—

Interest rate swap contracts	—	(14,686)	—

Total return swap contracts	—	(97,760)	—

Credit default contracts	—	24,632	—

Totals by level	$(12,788)	$(1,140,225)	$—

The accompanying notes are an integral part of these financial statements.

Putnam VT Absolute Return 500 Fund 15

Statement of assets and liabilities
12/31/12

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $15,580,546)	$15,755,569

Affiliated issuers (identified cost $3,456,319) (Notes 1 and 7)	3,456,319

Dividends, interest and other receivables	45,134

Receivable for shares of the fund sold	695

Receivable for investments sold	452,687

Receivable for sales of delayed delivery securities (Note 1)	1,050,615

Receivable from Manager (Note 2)	10,417

Unrealized appreciation on OTC swap contracts (Note 1)	68,184

Premium paid on OTC swap contracts (Note 1)	39,470

Unrealized appreciation on forward currency contracts (Note 1)	29,732

Total assets	20,908,822

Liabilities

Payable to custodian	1,648

Payable for investments purchased	14,487

Payable for purchases of delayed delivery securities (Note 1)	1,504,633

Payable for shares of the fund repurchased	88

Payable for custodian fees (Note 2)	25,896

Payable for investor servicing fees (Note 2)	1,469

Payable for Trustee compensation and expenses (Note 2)	360

Payable for administrative services (Note 2)	181

Payable for distribution fees (Note 2)	1,621

Payable for variation margin (Note 1)	6,827

Unrealized depreciation on OTC swap contracts (Note 1)	177,820

Premium received on OTC swap contracts (Note 1)	17,807

Unrealized depreciation on forward currency contracts (Note 1)	17,420

Written options outstanding, at value (premiums received $60,972) (Notes 1 and 3)	16,676

TBA sale commitments, at value (proceeds receivable $1,049,531) (Note 1)	1,048,047

Collateral on certain derivative contracts, at value (Note 1)	120,000

Other accrued expenses	96,887

Total liabilities	3,051,867

Net assets	$17,856,955

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$17,594,896

Undistributed net investment income (Note 1)	96,649

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	54,858

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	110,552

Total — Representing net assets applicable to capital shares outstanding	$17,856,955

Computation of net asset value Class IA

Net assets	$9,971,314

Number of shares outstanding	990,000

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$10.07

Computation of net asset value Class IB

Net assets	$7,885,641

Number of shares outstanding	786,378

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$10.03

The accompanying notes are an integral part of these financial statements.

16 Putnam VT Absolute Return 500 Fund

Statement of operations
Year ended 12/31/12

Investment income

Dividends (net of foreign tax of $24)	$89,058

Interest (including interest income of $5,387 from investments in affiliated issuers) (Note 7)	51,368

Total investment income	140,426

Expenses

Compensation of Manager (Note 2)	112,516

Investor servicing fees (Note 2)	15,327

Custodian fees (Note 2)	76,339

Trustee compensation and expenses (Note 2)	1,305

Distribution fees (Note 2)	13,504

Administrative services (Note 2)	545

Amortization of offering costs (Note 1)	5,911

Auditing and tax fees	104,024

Other	11,784

Fees waived and reimbursed by Manager (Note 2)	(189,956)

Total expenses	151,299

Expense reduction (Note 2)	(108)

Net expenses	151,191

Net investment loss	(10,765)

Net realized loss on investments (Notes 1 and 3)	(11,240)

Net realized gain on swap contracts (Note 1)	500,714

Net realized loss on futures contracts (Note 1)	(38,602)

Net realized loss on foreign currency transactions (Note 1)	(18,389)

Net realized loss on written options (Notes 1 and 3)	(207,823)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	8,778

Net unrealized appreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the year	354,475

Net gain on investments	587,913

Net increase in net assets resulting from operations	$577,148

Statement of changes in net assets

	Year ended	For the period
	12/31/12	5/2/11 to 12/31/11

Increase in net assets

Operations:

Net investment income (loss)	$(10,765)	$15,377

Net realized gain (loss) on investments and foreign currency transactions	224,660	(122,520)

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	363,253	(256,328)

Net increase (decrease) in net assets resulting from operations	577,148	(363,471)

Increase from capital share transactions (Note 4)	5,014,611	2,625,516

Total increase in net assets	5,591,759	2,262,045

Net assets:

Beginning of year	12,265,196	10,003,151

End of year (including undistributed net investment income of $96,649 and accumulated net investment loss of $24,058, respectively)	$17,856,955	$12,265,196

The accompanying notes are an integral part of these financial statements.

Putnam VT Absolute Return 500 Fund 17

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:							RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d,e]	Ratio of net investment income (loss) to average net assets (%)[e]	Portfolio turnover (%)[f]

Class IA

12/31/12	$9.63	—[g]	.44	.44	$10.07	4.57	$9,971.90		.02	262

12/31/11†	10.00	.01	(.38)	(.37)	9.63	(3.70)*	9,530	.61*	.15*	240*

Class IB

12/31/12	$9.61	(.02)	.44	.42	$10.03	4.37	$7,886	1.15	(.23)	262

12/31/11†	10.00	.02	(.41)	(.39)	9.61	(3.90)*	2,735	.78*	.21*	240*

* Not annualized.

† For the period May 2, 2011 to December 31, 2011.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual limitation in effect during the period. As a result of such limitation and/or waiver, the expenses of each class reflect a reduction of 1.24% and 1.36% as a percentage of average net assets for the periods ended December 31, 2012 and December 31, 2011, respectively.

f Portfolio turnover excludes TBA purchases and sales transactions.

g Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

18 Putnam VT Absolute Return 500 Fund

Notes to financial statements 12/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from January 1, 2012 through December 31, 2012.

Putnam VT Absolute Return 500 Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to earn a positive total return that exceeds the rate of inflation by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund pursues a consistent absolute return by combining two independent investment strategies — a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; high yield securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts. The alpha strategy involves the potential use of active trading strategies designed to provide additional total return through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, balanced portfolios with significant exposure to both stocks and bonds.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if

Putnam VT Absolute Return 500 Fund 19

prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, and to enhance the return on securities owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Certain options contracts include premiums that do not settle until the expiration date of the contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average number of contracts, see Note 5.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Interest rate swap contracts The fund entered into over-the-counter (OTC) and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded as a receivable or payable for variation margin on the Statement of assets and liabilities. Payments received or made are recorded as realized gains or losses. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the contracts being exchange traded and the exchanges clearinghouse guaranteeing the contract from default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount see Note 5.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, and to gain exposure to specific markets, countries, sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

20 Putnam VT Absolute Return 500 Fund

OTC total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount, see Note 5.

Credit default contracts The fund entered into OTC credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In an OTC credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The OTC credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant OTC credit default contract.

OTC credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $122,641 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $110,878.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The fund’s federal tax return for the prior period remains subject to examination by the Internal Revenue Service.

Putnam VT Absolute Return 500 Fund 21

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of foreign currency gains and losses, realized gains and losses on certain futures contracts, net operating loss offsetting short term gains, income on swap contracts and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $131,472 to decrease distributions in excess of net investment income, $8,528 to increase paid-in-capital and $140,000 to decrease accumulated net realized gains.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$391,479
Unrealized depreciation	(223,927)

Net unrealized appreciation	167,552
Undistributed short-term gain	54,117

Cost for federal income tax purposes	$19,044,336

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $18,440 have been fully amortized on a straight-line basis over a twelve-month period. As of the close of the reporting period, the fund has reimbursed Putnam Management for the payment of these expenses.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of the majority of Class IB shares of the fund. Approximately 89.73% of Class IB shares are held by one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,
0.830%	of the next $5 billion,
0.780%	of the next $10 billion,
0.730%	of the next $10 billion,
0.680%	of the next $50 billion,
0.660%	of the next $50 billion,
0.650%	of the next $100 billion, and
0.645%	of any excess thereafter.

Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through June 30, 2013, to the extent that expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, such as borrowing costs, payments under distribution plans, and extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.90% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $20,778 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $169,178 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class IA	$9,918
Class IB	5,409

Total	$15,327

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $107 under the expense offset arrangements and by $1 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $13, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management

22 Putnam VT Absolute Return 500 Fund

Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$13,504

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $16,010,791 and $13,951,032, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written swap option	Written swap	Written equity option	Written equity
	contract amounts	option premiums	contract amounts	option premiums

Written options outstanding at the
beginning of the reporting period	$8,937,724	$455,608	34,619	$59,873

Options opened	4,807,742	396,811	334,727	214,910

Options exercised	(2,237,300)	(57,519)	—	—

Options expired	—	—	(148,718)	(115,215)

Options closed	(11,508,166)	(794,900)	(180,459)	(98,596)

Written options outstanding at the
end of the reporting period	$—	$—	40,169	$60,972

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Class IA shares				Class IB shares
			For the period 5/2/11				For the period 5/2/11
	Year ended 12/31/12			to 12/31/11	Year ended 12/31/12			to 12/31/11

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—	697,966	$6,974,254	279,827	$2,674,935

Shares issued in connection with
reinvestment of distributions	—	—	—	—	—	—	—	—

	—	—	—	—	697,966	6,974,254	279,827	2,674,935

Shares repurchased	—	—	—	—	(196,256)	(1,959,643)	(5,159)	(49,419)

Net increase	—	$—	—	$—	501,710	$5,014,611	274,668	$2,625,516

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class IA	990,000	100.0%	$9,971,314

Class IB	10,000	1.3	100,300

Note 5 — Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased equity option contracts (number of contracts)	26,000

Purchased swap option contracts (contract amount)	$6,800,000

Written equity option contracts (number of contracts)	36,000

Written swap option contracts (contract amount)	$4,400,000

Futures contracts (number of contracts)	40

Forward currency contracts (contract amount)	$8,700,000

OTC Interest rate swap contracts (notional)	$16,200,000

OTC Total return swap contracts (notional)	$6,500,000

OTC Credit default swap contracts (notional)	$4,300,000

Centrally cleared Interest rate swap contracts (notional)	$—*

* For the reporting period, the transaction volume was minimal.

Putnam VT Absolute Return 500 Fund 23

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$24,632	Payables	$—

Foreign exchange contracts	Receivables	29,732	Payables	17,420

Equity contracts	Investments, Receivables, Net assets —
	Unrealized appreciation	121,150*	Payables,	177,164

Interest rate contracts	Investments, Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation	17,191*	Unrealized depreciation	44,152*

Total		$192,705		$238,736

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$375,782	$375,782

Foreign exchange contracts	—	—	(21,775)	—	(21,775)

Equity contracts	(189,344)	(38,416)	—	92,105	(135,655)

Interest rate contracts	(200,486)	(186)	—	32,827	(167,845)

Total	$(389,830)	$(38,602)	$(21,775)	$500,714	$50,507

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(63,142)	$(63,142)

Foreign exchange contracts	—	—	8,946	—	8,946

Equity contracts	(15,625)	14,028	—	(82,891)	(84,488)

Interest rate contracts	132,672	(22,098)	—	23,566	134,140

Total	$117,047	$(8,070)	$8,946	$(122,467)	$(4,544)

Note 6 — Initial capitalization and offering of shares

The fund was established as a series of the Trust on April 28, 2011. Prior to April 28, 2011, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class IA	$9,900,000	990,000

Class IB	$100,000	10,000

From April 28, 2011 (commencement of operations) to April 29, 2011, the fund began carrying out its investment objective with the initial capital contribution. During this period the fund had $476 of net investment loss, $0 of net realized gains, and $3,627 of net unrealized appreciation on investments. The net assets at April 29, 2011 were $10,003,151. Effective April 30, 2011 the fund was registered under the Securities Act of 1933.

Note 7 — Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value at the beginning				Market value at the end of
Name of affiliate	of the reporting period	Purchase cost	Sale proceeds	Investment income	the reporting period

Putnam Money Market Liquidity Fund*	$2,245,445	$12,560,714	$11,349,840	$5,387	$3,456,319

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

24 Putnam VT Absolute Return 500 Fund

Note 8 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 9 — New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the fund’s financial statements.

Putnam VT Absolute Return 500 Fund 25

Federal tax information (Unaudited)

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

26 Putnam VT Absolute Return 500 Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.	SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Charles B. Curtis Born 1940 Trustee since 2001	Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.	Southern California Edison, a regulated electric utility, and its parent company, Edison International	
Robert J. Darretta Born 1946 Trustee since 2007	Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; TransCanada Corporation, an energy company focused on natural gas transmission, oil pipeline, and power services; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra	
Elizabeth T. Kennan Born 1938 Trustee from 1992 to 2010 and since 2012	Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming). President Emeritus of Mount Holyoke College. Trustee of the National Trust for Historic Preservation and of Centre College. Chairman of the Board of Shaker Village of Pleasant Hill.	Former Chairman and now Lead Director of Northeast Utilities, which operates New England's largest energy delivery system

Putnam VT Absolute Return 500 Fund 27

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive	Vice President and Treasurer	Vice President
Officer, and Compliance Liaison	Since 2010	Since 2004
Since 2004	Manager of Finance, Dunkin’ Brands	Director of Trustee Relations,
	(2008–2010); Senior Financial Analyst, Old	Putnam Investments and
Steven D. Krichmar (Born 1958)	Mutual Asset Management (2007–2008);	Putnam Management
Vice President and Principal Financial Officer	Senior Financial Analyst, Putnam Investments
Since 2002	(1999–2007)	Mark C. Trenchard (Born 1962)
Chief of Operations, Putnam Investments and		Vice President and BSA Compliance Officer
Putnam Management	Janet C. Smith (Born 1965)	Since 2002
	Vice President, Principal Accounting Officer,	Director of Operational Compliance,
Robert T. Burns (Born 1961)	and Assistant Treasurer	Putnam Investments and Putnam
Vice President and Chief Legal Officer	Since 2007	Retail Management
Since 2011	Director of Fund Administration Services,
General Counsel, Putnam Investments and	Putnam Investments and	Judith Cohen (Born 1945)
Putnam Management	Putnam Management	Vice President, Clerk, and Associate Treasurer
Since 1993
Robert R. Leveille (Born 1969)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer	Nancy E. Florek (Born 1957)
Since 2007	Since 2007	Vice President, Proxy Manager, Assistant
Chief Compliance Officer, Putnam	Director of Accounting & Control Services,	Clerk, and Associate Treasurer
Investments, Putnam Management, and	Putnam Management	Since 2000
Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

28 Putnam VT Absolute Return 500 Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Investment Sub-Advisor	Legal Counsel	Elizabeth T. Kennan
The Putnam Advisory Company, LLC	Ropes & Gray LLP	Kenneth R. Leibler
One Post Office Square		Robert E. Patterson
Boston, MA 02109	Independent Registered	George Putnam, III
	Public Accounting Firm	Robert L. Reynolds
Marketing Services	PricewaterhouseCoopers LLP	W. Thomas Stephens
Putnam Retail Management
One Post Office Square
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Absolute Return 500 Fund 29

This report has been prepared for the shareholders
of Putnam VT Absolute Return 500 Fund.	279169 2/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2012	$91,404	$ —	$6,592	$25
December 31, 2011*	$75,795	$--	$5,601	$ —

*	The fund commenced operations on April 28, 2011.

For the fiscal years ended December 31, 2012 and December 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $258,729 and $132,983 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2012	$ —	$147,500	$ —	$ —

December 31, 2011	$ —	$107,505	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 28, 2013